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                                                                    EXHIBIT 10.8



                       SCHEDULE OF HEALTH CARE REIT LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                 ATTACHED AS EXHIBIT 10.7 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 6/30/99

                                                                         LEASING           ORIGINAL HEALTH CARE
FACILITY NAME                      LOCATION                           COMMITMENT FEE         REIT INVESTMENT       ANNUAL BASE RENT
-------------                      --------                           --------------         ---------------       ----------------
Alterra Clare Bridge               6101 Pointe West Boulevard           $ 355,000              $ 3,550,000             $ 355,000
  of Bradenton                     Bradenton, FL  34209

Clare Bridge of Sarasota           8450 McIntosh Road                    365,000                3,650,000               365,000
                                   Sarasota, FL
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